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                                                                   Exhibit 32(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-K of James Monroe Bancorp, Inc. for the year ended December 31, 2005, I, Richard I. Linhart, Senior Executive Vice President and Chief Operating Officer of James Monroe Bancorp, Inc., hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-K for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-K for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of James Monroe Bancorp, Inc.


 /s/ Richard I. Linhart
-----------------------------------------------------------
Richard I. Linhart
Senior Executive Vice President and Chief Operating Officer